EXHIBIT










         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As  independent public accountants, we hereby consent to
the
incorporation  by  reference of our report,  dated  June
20,
1996,  included in Owens Corning Savings and Security
Plan's
annual  report on Form 11-K for the year ended  December
31,
1995,   into  the  Company's  previously  filed
Registration
Statements on Form S-8 (File Nos. 33-31687 and 33-57886).




                                   ARTHUR ANDERSEN LLP




Toledo, Ohio,
  June 20, 1996.